UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549




                                              FORM 8-K

                                           CURRENT REPORT

                              PURSUANT TO SECTION 13 OR 15(d) OF THE

                                   SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported) September 20, 2005




                                          FirstFed Financial Corp.
                         (Exact name of registrant as specified in its charter)



         Delaware                  1-9566                   95-4087449
         --------                  ------                   ----------
(State of Incorporation) (Commission File No.) IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,        90401-1490
  -------------------------------------------------        -----------
      (Address of principal executive offices)              (Zip Code)


            Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act 917 CFR 240.13e-4(c))


                                    Total number of pages is 4
                                  Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of August 31, 2005 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation
FD and shall not be deemed to be filed.

  A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control.
Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports,although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

     99.1     Monthly Financial Data as of August 31, 2005 (Unconsolidated)

                                  S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FIRSTFED FINANCIAL CORP.



Dated: September 20, 2005                   By:   ---------------------
                                                    Douglas J. Goddard
                                                    Chief Financial Officer

                               INDEX TO EXHIBITS



Item                                                                      Page

99.1     Monthly Financial Information as of August 31, 2005               4

                                        EXHIBIT 99.1


                               First Federal Bank of California, fsb
               MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights

                                                                                   Unaudited
                                                                            (Dollars in thousands)

                                          As of, for            As of, for       As of, for       As of, for the    As of, for the
                                          the month           the month          the month        8 months ended    8 months ended
                                         ended August 31,     ended July 31,    ended August 31,     August 31,        August 31,
                                             2005                  2005             2004                2005              2004



Cash and investment securities        $        240,023   $         235,339  $         330,613  $         240,023  $       330,613

Total assets                          $      9,662,790   $       9,439,637  $       6,089,558  $       9,662,790  $     6,089,558

LOANS:
Total mortgage-backed securities      $         81,721   $          83,814  $         109,972  $          81,721  $       109,972
Total loans, net                      $      9,065,398   $       8,856,756  $       5,465,658  $       9,065,398  $     5,465,658

Loans originated/purchased:
  Single family loans                 $        390,358   $         298,217  $         326,871  $       2,966,320  $     1,597,241
  Multi-family loans                             6,165              36,633             74,668            328,470          345,731
  Commercial real estate loans                   6,886               1,931              3,650             37,639           25,920
  Other                                          5,352               1,355              4,313             32,260           53,338

                                         ---------------     ---------------    ---------------     ---------------   -------------
                                      $        408,761   $         338,136  $         409,502  $       3,364,689  $     2,022,230
                                         ===============     ===============    ===============     ===============   =============

Percentage of ARMs originated:                    100%                100%               100%               100%              99%

Loan repayments:
  Single family loans                 $        162,790   $         140,215  $          81,791  $         862,244  $       619,979
     Multi-family and                           38,219              28,667             16,651            262,602          292,874
     commercial real estate
     loans
 Other                                             622               2,910              2,240             29,332  $        32,915

                                         ---------------     ---------------    ---------------    ----------------   --------------
                                      $        201,631  $          171,792  $         100,682  $       1,154,178  $       945,768
                                         ===============     ===============    ===============    ================   ==============

Loans sold                            $             --  $              --   $             --   $             --   $         3,297

Average rate on loans
   originated/purchased                          6.05%               5.94%              4.45%              5.58%            4.44%
Percentage of portfolio in
   adjustable rate loans                        95.84%              94.63%             85.19%             95.84%           85.19%
Non-performing assets
   to total assets                               0.09%               0.09%              0.01%              0.09%            0.01%

BORROWINGS:
Federal Home Loan Bank
   Advances                           $      3,604,900  $        3,477,900  $       2,400,000  $       3,604,900  $     2,400,000
Reverse
repurchase                            $      1,133,088  $        1,218,978  $         115,224  $       1,133,088  $       115,224
   agreements

DEPOSITS:
Retail deposits                       $      2,549,417  $        2,540,898  $       2,539,457  $       2,549,417  $     2,539,457
Wholesale deposits                           1,731,023           1,562,924            560,476          1,731,023          560,476
                                         ---------------     ---------------    ---------------    ----------------   -------------
                                      $      4,280,440  $        4,103,822  $       3,099,933  $       4,280,440  $     3,099,933
                                         ===============     ===============    ===============    ================   ==============

Net increase (decrease)               $        176,618  $           95,356  $         267,203  $         495,545  $       542,507


AVERAGE INTEREST RATES:
Yield on loans                                   5.36%               5.27%              4.56%              4.99%            4.74%
Yield on investments                             4.24%               4.00%              2.80%              3.86%            2.61%
Yield on earning assets                          5.34%               5.24%              4.46%              4.96%            4.63%
Cost of deposits                                 2.53%               2.37%              1.39%              2.10%            1.29%
Cost of borrowings                               3.45%               3.30%              2.49%              3.04%            2.51%
Cost of money                                    3.02%               2.87%              1.89%              2.60%            1.85%
Earnings spread                                  2.32%               2.37%              2.57%              2.36%            2.78%
Effective net spread                             2.43%               2.47%              2.66%              2.45%            2.87%